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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act") and Rule 13a-14(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the undersigned, Paul A. Bragg, Chief Executive Officer of Pride International, Inc., a Delaware corporation (the "Company"), and Louis A. Raspino, Chief Financial Officer of the Company, hereby certify that, to his knowledge:

                  (1) the amendment to the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2004                               /s/ Paul A. Bragg
                                          --------------------------------------
                                                      Paul A. Bragg
                                                 Chief Executive Officer

                                                 /s/ Louis A. Raspino
                                          --------------------------------------
                                                     Louis A. Raspino
                                                  Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and Rule 13a-14(b) promulgated under the Exchange Act and is not being filed as part of the Report or as a separate disclosure document.